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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 16, 1998



                                   Q-MED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)



           DELAWARE                       0-11411                22-2468665
----------------------------            -----------          -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                   File No.)          Identification No.)



    100 METRO PARK SOUTH, LAURENCE HARBOR, NEW JERSEY               08878
    -------------------------------------------------            ----------
        (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (732) 566-2666



                                       N/A
         --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)

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


ITEM 5. OTHER EVENTS

     On November 16, 1998, qmed, Inc. (the "Company") sold an aggregate of 1,926,702 shares (the "Shares") of its common stock $.001 par value ("Common Stock") for $3,217,626.10, in a private placement to investors led by Galen Partners III, L.P. The Company received gross cash proceeds of $2,020,936.13 from the sale of Shares and the balance was paid by Galen Partners III, L.P. and two affiliated funds (the "Galen Funds") by converting $1,050,000 of $2,000,000 principal amount of 8% Convertible Notes due December 18, 2002 (the "Notes") and accrued interest of $146,657 into shares of Common Stock. The remaining $950,000 principal amount of the Notes were amended to increase the interest rate to 16% per annum, and to grant the Galen Funds a security interest in substantially all of the Company's assets. In addition, in order to induce the Funds to convert a portion of the Notes and invest an additional $1,000,000 in cash, the Company issued the Galen Funds, pro rata, an aggregate of 500,000 seven year warrants (the "Warrants") to purchase additional shares of Common Stock. The exercise price of the Warrants and the conversion price of the remaining Notes will be fixed at a price equal to the average closing price for the ten trading days ending December 1, 1998 (the "Initial Price"). Interest on the Notes is capitalized annually and will be due at maturity. The Company may redeem the Notes for cash or Common Stock:

     (i) in the event the average closing price of shares of the Company's Common Stock equals or exceeds twice the Initial Price for a period of twenty consecutive trading days at the following times with the following premiums:

              Year                        Redemption Price
              ----                        ----------------
              1998 ......................       105%
              1999 ......................       104%
              2000 ......................       103%
              2001 ......................       102%
              2002 ......................       100%; or

     (ii) at the following times without condition for the following premiums:

              Year                        Redemption Price
              ----                        ----------------
              1998 ......................       112.1%
              1999 ......................       125.6%
              2000 ......................       140.8%
              2001 ......................       157.7%
              2002 ......................       176.8%

The Company is required to redeem the Notes at higher premiums in the event of a change of control. The Note Agreement prohibits the Company from paying dividends until the Notes are paid.

      In connection with the sale of the Shares, the Company granted certain rights to the purchasers, including registration rights and the right to cause the Company to purchase the Shares at the following prices in certain events, such as bankruptcy, a default on significant debt or if the Company is no longer listed on the NASDAQ Small Cap Market at the following prices:

              Year                        Redemption Price
              ----                        ----------------
              1998 ......................      $2.0875
              1999 ......................      $2.0040
              2000 ......................      $1.9205
              2001 ......................      $1.8370
              2002 and thereafter .......      $1.6700


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements

               None

     (b) Pro Forma Financial Information

               Pro Forma Balance Sheet as of August 31, 1998

     (c) Exhibits

               99.1 Amendment dated as of November 16, 1998 to Note Purchase Agreement between qmed, Inc. and Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P. dated as of December 18, 1997.

               99.2   Form of 16% Convertible Subordinated Note.

               99.3 Form of Registration Rights Agreement between qmed, Inc. and several stockholders dated as of November 16 1998.

               99.4   Form of Shareholder and Voting Rights Agreement.

               99.5   Form of Option Agreement

               99.6   Form of Warrant Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1932, as amended, Q-med, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 1, 1998                   Q-MED, INC.


                                          By: /s/ MICHAEL W. COX
                                              ----------------------------------
                                              Michael W. Cox, President

                             PRO FORMA BALANCE SHEET

      The following pro forma balance sheet of qmed, Inc. (the "Registrant") gives effect to the Registrant's sale of shares of common stock for consideration consisting of cash and the conversion and modification of outstanding debt on November 16, 1998. In connection with the sale of shares, the Company gave the purchasers the right to require the Company to purchase the shares at certain prices upon the occurrence of certain events such as bankruptcy, default on significant debt and the failure of the Company to maintain its listing on the NASDAQ Small Cap Market.

     The following pro forma balance sheet should not be indicative of the future financial position of the Registrant and does not take into consideration the effect of changes in financial position and results of operations since August 31, 1998, other than the financing. It should be read in conjunction with the historical financial statements and notes of the Registrant contained in prior filings with the Securities and Exchange Commission.

                                  Q-MED, INC. AND SUBSIDIARIES

                               PROFORMA CONSOLIDATED BALANCE SHEET

                                         AUGUST 31, 1998
                                           (Unaudited)

                                                 Historical     Adjustments          Pro Forma
                                                -----------     -----------         -----------
ASSETS

Current assets
Cash and cash equivalents ..................    $   548,519     $ 1,000,000 (2)     $ 2,469,032
                                                                  1,020,936 (3)
                                                                   (100,423)(4)
Accounts receivable, net of
  allowances of approximately $409,000 .....        185,215                             185,215
Inventories ................................        539,032                             539,032
Prepaid expenses and other current assets ..        114,260                             114,260
                                                -----------                         -----------
                                                  1,387,026                           3,307,539

Debt issue costs ...........................         37,566                              37,566
Product software development costs .........         41,392                              41,392
Property and equipment, net ................        637,786                             637,786
Other assets ...............................        173,555                             173,555
                                                -----------                         -----------
    Total assets ...........................    $ 2,277,325                         $ 4,197,838
                                                ===========                         ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued expenses .......   $   701,683        (146,657)(1)         555,026
                                                -----------                         -----------
                                                    701,683                             555,026

8% Convertible notes ........................     2,000,000      (2,000,000)(1)            -0-
16% Convertible notes .......................                       950,000 (1)         950,000
Leases payable - long term ..................       120,435                             120,435
Deferred warranty revenue ...................        25,157                              25,157
                                                -----------                         -----------
    Total liabilities .......................     2,847,275                           1,650,618

Temporary equity: Put option agreement
Common stock, 1,926,702 shares outstanding
                                                                  1,495,821 (1)       4,021,990
                                                                  1,249,999 (2)
                                                                  1,276,170 (3)
Stockholders' equity
  Common stock $.001 par value; 20,000,000
    shares authorized; 9,659,519 shares
    issued and 9,637,519 outstanding ........         9,660                               9,660
Paid-in capital .............................    18,057,155        (299,163)(1)      17,152,335
                                                                   (250,000)(2)
                                                                   (255,234)(3)
                                                                   (100,423)(4)

Accumulated deficit .........................   (18,561,140)                        (18,561,140)
                                                -----------                         -----------
                                                   (494,325)                         (1,399,145)
Less: treasury stock at cost, 22,000
      common shares .........................       (75,625)                            (75,625)
                                                -----------                         -----------
Total stockholders' equity ..................      (569,950)                         (1,474,770)
                                                -----------                         -----------
                                                $ 2,277,325                         $ 4,197,838
                                                ===========                         ===========


                        See Notes to Proforma Consolidated Balance Sheet

                  NOTES TO PROFORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)


(1) To reflect the issuance of 716,561 shares of Common Stock, subject to a contingent put option, in exchange for the retirement of $1,050,000 outstanding principal amount 8% Convertible Notes and $146,657 for accrued interest.

(2) To reflect the issuance of 598,802 shares of common stock, subject to a contingent put option, in exchange for cash from Galen Associates.

(3) To reflect the issuance of 611,339 shares of common stock, subject to a contingent put option, in exchange for cash from private investors.

(4)  To record fees in connection with the closing of the above transaction.